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REGAL CINEMAS INC - 8-K - Current Report                  Date Filed: 12/15/2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2000

                               REGAL CINEMAS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Tennessee              333-52943              62-1412720
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(State or Other Jurisdiction      (Commission      (Internal Revenue Service
         Of Incorporation)        File Number)   Employer Identification Number)

       7132 Commercial Park Drive
             Knoxville, TN                                    37918
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(Address of Principal Executive Offices)                    (Zip code)

        Registrant's Telephone Number, Including Area Code: 865/922-1123


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           (Former name or former address, if changed since last report.)









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REGAL CINEMAS INC - 8-K - Current Report                  Date Filed: 12/15/2000
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ITEM 5. Other Events.

         On December 15, 2000, Regal Cinemas, Inc. (the "Company") issued a press release (the "Press Release") announcing that the administrative agent under the Company's senior bank credit facilities had delivered a payment blockage notice to the Company and the indenture trustee of its 8-7/8% Senior Subordinated Debentures due 2010 (the "Debentures") prohibiting the payment by the Comapny of the semi-annual interest payment of approximately $8.8 million due to the holders of the Debentures on December 15, 2000. A copy of the Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

        (a)     Financial Statements of Businesses Acquired:  Not applicable.

        (b)     Pro Forma Financial Information:  Not Applicable.

        (c)     Exhibits:

         Exhibit Number        Description

               99                Press Release dated December 15, 2000


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGAL CINEMAS, INC.

Date: December 15, 2000             By: /s/ Michael L. Campbell
                                    Michael L. Campbell, Chairman, President and
                                    Chief Executive Officer






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